EX-99.23(h)(60)

           AMENDMENT TO AMENDED AND RESTATED ADMINISTRATION AGREEMENT BETWEEN JNL SERIES TRUST AND JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 3, 2007 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a "Fund") of the JNL Series Trust.

     WHEREAS, pursuant to the replacement of Goldman Sachs Asset Management, L.P. with T. Rowe Price Associates, Inc. as Investment Sub-Adviser for the JNL/Goldman Sachs Short Duration Bond Fund, the parties wish to amend the Agreement to remove the JNL/Goldman Sachs Short Duration Bond Fund, and to add the JNL/T. Rowe Price Short-Term Bond Fund.

     WHEREAS, pursuant to the merger of the following Acquired Funds into the Acquiring Funds, the parties wish to amend the Agreement to remove the five Acquired Funds.


---------------------------------   --------------------------------------------
ACQUIRED FUNDS/SUB-ADVISER          ACQUIRING FUNDS/SUB-ADVISER
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/PPM America Core Equity Fund/   JNL/Mellon Capital Management S&P 500 Index
PPM America, Inc.                   Fund/ Mellon Capital Management Corporation
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement Income Fund/     JNL/S&P Managed Moderate Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2015 Fund/       JNL/S&P Managed Moderate Growth Fund
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2020 Fund/       JNL/S&P Managed Growth Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2025 Fund/       JNL/S&P Managed Growth Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------

     WHEREAS, pursuant to the investment strategy change for the JNL/Credit Suisse Global Natural Resources Fund and corresponding Fund name change to the JNL/Credit Suisse Commodity Securities Fund, the parties wish to amend the Agreement to revise said Fund's name.

     WHEREAS, the parties wish to amend the Agreement in add the following two new funds of the Trust: 1) the JNL/Mellon Capital Management Global Alpha Fund; and 2) the JNL/Ivy Asset Strategy Fund.

     WHEREAS, in order to effectuate the fund changes outlined above, Schedule A and Schedule B to the Agreement must be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Administrator agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2009, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2009, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 28th day of September, 2009.


JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Susan S. Rhee                By:    /s/ Mark D. Nerud
Name:    Susan S. Rhee                    Name:  Mark D. Nerud
Title:   Vice President, Counsel,         Title: President
         and Secretary

                                   SCHEDULE A
                            DATED SEPTEMBER 28, 2009

  ----------------------------------------------------------------------------
                                      FUNDS
  ----------------------------------------------------------------------------
                        JNL/AIM International Growth Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Large Cap Growth Fund
  ----------------------------------------------------------------------------
                         JNL/AIM Global Real Estate Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Small Cap Growth Fund
  ----------------------------------------------------------------------------
                JNL/Capital Guardian International Small Cap Fund
  ----------------------------------------------------------------------------
                  JNL/Capital Guardian U.S. Growth Equity Fund
  ----------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
  ----------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
  ----------------------------------------------------------------------------
                   JNL/Credit Suisse Commodity Securities Fund
  ----------------------------------------------------------------------------
                        JNL/Credit Suisse Long/Short Fund
  ----------------------------------------------------------------------------
                           JNL/Eagle Core Equity Fund
  ----------------------------------------------------------------------------
                         JNL/Eagle SmallCap Equity Fund
  ----------------------------------------------------------------------------
                  JNL/Franklin Templeton Founding Strategy Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Global Growth Fund
  ----------------------------------------------------------------------------
                       JNL/Franklin Templeton Income Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Mutual Shares Fund
  ----------------------------------------------------------------------------
                   JNL/Franklin Templeton Small Cap Value Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
  ----------------------------------------------------------------------------
                  JNL/Goldman Sachs Emerging Markets Debt Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
  ----------------------------------------------------------------------------
                          JNL Institutional Alt 20 Fund
  ----------------------------------------------------------------------------
                          JNL Institutional Alt 35 Fund
  ----------------------------------------------------------------------------
                          JNL Institutional Alt 50 Fund
  ----------------------------------------------------------------------------
                          JNL Institutional Alt 65 Fund
  ----------------------------------------------------------------------------
                           JNL/Ivy Asset Strategy Fund
  ----------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
  ----------------------------------------------------------------------------
                         JNL/JPMorgan MidCap Growth Fund
  ----------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
  ----------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
  ----------------------------------------------------------------------------
                         JNL/Lazard Mid Cap Equity Fund
  ----------------------------------------------------------------------------
                           JNL/M&G Global Basics Fund
  ----------------------------------------------------------------------------
                           JNL/M&G Global Leaders Fund
  ----------------------------------------------------------------------------
                  JNL/Mellon Capital Management Bond Index Fund
  ----------------------------------------------------------------------------
                 JNL/Mellon Capital Management Global Alpha Fund
  ----------------------------------------------------------------------------
                 JNL/Mellon Capital Management European 30 Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management Index 5 Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management Pacific Rim 30 Fund
  ----------------------------------------------------------------------------
               JNL/Mellon Capital Management Small Cap Index Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management 10 x 10 Fund
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
  ----------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
  ----------------------------------------------------------------------------
                           JNL/PAM Asia ex-Japan Fund
  ----------------------------------------------------------------------------
                            JNL/PAM China-India Fund
  ----------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
  ----------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
  ----------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
  ----------------------------------------------------------------------------
                       JNL/PPM America Mid Cap Value Fund
  ----------------------------------------------------------------------------
                      JNL/PPM America Small Cap Value Fund
  ----------------------------------------------------------------------------
                        JNL/PPM America Value Equity Fund
  ----------------------------------------------------------------------------
                    JNL/Red Rocks Listed Private Equity Fund
  ----------------------------------------------------------------------------
                            JNL/Select Balanced Fund
  ----------------------------------------------------------------------------
                          JNL/Select Money Market Fund
  ----------------------------------------------------------------------------
                              JNL/Select Value Fund
  ----------------------------------------------------------------------------
                    JNL/T. Rowe Price Established Growth Fund
  ----------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
                     JNL/T. Rowe Price Short-Term Bond Fund
  ----------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
  ----------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Disciplined Moderate Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Disciplined Moderate Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Disciplined Growth Fund
  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ----------------------------------------------------------------------------
                                 JNL/S&P 4 Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                            DATED SEPTEMBER 28, 2009
                               Class A & B Shares

----------------------------------------------------------------------------------- -------------------- ------------------
     FUNDS                                                                                ASSETS                 FEE
----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/AIM International Growth Fund                                                  All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/AIM Large Cap Growth Fund                                                      All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/AIM Global Real Estate Fund                                                    All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/AIM Small Cap Growth Fund                                                      All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Capital Guardian International Small Cap Fund                                  All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Capital Guardian U.S. Growth Equity Fund                                       All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Capital Guardian Global Diversified Research Fund                              All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Capital Guardian Global Balanced Fund                                          All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Credit Suisse Commodity Securities Fund                                        All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Credit Suisse Long/Short Fund                                                  All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Eagle Core Equity Fund                                                         All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Eagle SmallCap Equity Fund                                                     All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Franklin Templeton Founding Strategy Fund                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Franklin Templeton Global Growth Fund                                          All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Franklin Templeton Income Fund                                                 All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Franklin Templeton Mutual Shares Fund                                          All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Franklin Templeton Small Cap Value Fund                                        All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Goldman Sachs Core Plus Bond Fund                                              All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Goldman Sachs Emerging Markets Debt Fund                                       All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Goldman Sachs Mid Cap Value Fund                                               All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL Institutional Alt 20 Fund                                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL Institutional Alt 35 Fund                                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL Institutional Alt 50 Fund                                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL Institutional Alt 65 Fund                                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Ivy Asset Strategy Fund                                                        All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/JPMorgan International Value Fund                                              All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/JPMorgan U.S. Government & Quality Bond Fund                                   All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/JPMorgan MidCap Growth Fund                                                    All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Lazard Emerging Markets Fund                                                   All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Lazard Mid Cap Equity Fund                                                     All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/M&G Global Basics Fund                                                         All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/M&G Global Leaders Fund                                                        All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management Bond Index Fund                                      All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management Global Alpha Fund                                    All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management European 30 Fund                                     All Assets              .20%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management Index 5 Fund                                         All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management International Index Fund                             All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management Pacific Rim 30 Fund                                  All Assets              .20%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management Small Cap Index Fund                                 All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management 10 x 10 Fund                                         All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management S&P 500 Index Fund                                   All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Mellon Capital Management S&P 400 MidCap Index Fund                            All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Oppenheimer Global Growth Fund                                                 All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PAM Asia ex-Japan Fund                                                         All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PAM China-India Fund                                                           All Assets              .20%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PIMCO Real Return Fund                                                         All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PIMCO Total Return Bond Fund                                                   All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PPM America High Yield Bond Fund                                               All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PPM America Mid Cap Value Fund                                                 All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PPM America Small Cap Value Fund                                               All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/PPM America Value Equity Fund                                                  All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Red Rocks Listed Private Equity Fund                                           All Assets              .15%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Select Balanced Fund                                                           All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Select Money Market Fund                                                       All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/Select Value Fund                                                              All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/T. Rowe Price Established Growth Fund                                          All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/T. Rowe Price Mid-Cap Growth Fund                                              All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/T. Rowe Price Short-Term Bond Fund                                             All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/T. Rowe Price Value Fund                                                       All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Managed Growth Fund                                                        All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Managed Conservative Fund                                                  All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Managed Moderate Growth Fund                                               All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Managed Moderate Fund                                                      All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Managed Aggressive Growth Fund                                             All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Disciplined Moderate Fund                                                  All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Disciplined Moderate Growth Fund                                           All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Disciplined Growth Fund                                                    All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Competitive Advantage Fund                                                 All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Dividend Income & Growth Fund                                              All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Intrinsic Value Fund                                                       All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P Total Yield Fund                                                           All Assets              .10%

----------------------------------------------------------------------------------- -------------------- ------------------
----------------------------------------------------------------------------------- -------------------- ------------------

     JNL/S&P S&P 4 Fund                                                                 All Assets              .05%

----------------------------------------------------------------------------------- -------------------- ------------------